DEAN LARGE CAP VALUE FUND

DEAN SMALL CAP VALUE FUND

DEAN INTERNATIONAL FUND

Supplement to the Prospectus dated August 1, 2007

The information below supplements the information found under the heading “Buying Fund Shares” in the prospectus.

The Funds may waive or lower investment minimums for investors who invest in the Funds through an asset-based fee program made available through a financial intermediary.

This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated August 1, 2007, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (888) 899-8343.

Supplement dated October 25, 2007